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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 1, 1996
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                          SUNRISE PRESCHOOLS, INC.
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             (Exact name of registrant as specified in its charter)

  Delaware                        0-16425                    86-0532619
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(State or Other                 (Commission               (I.R.S. Employer
Jurisdiction of                 File Number)             identification No.)
 Incorporation)

9128 East San Salvador Road, Suite 200, Scottsdale, Arizona      85258
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (602 860-1611
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                                     N/A
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         (Former name or former address, if change since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

The Company has engaged Ernst & Young LLP as its independent auditors for the fiscal year ended July 31, 1996 to replace the firm of Arthur Andersen LLP, who was dismissed at the same time. The decision to change accountants was approved by the Board of Directors of the Company.

The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended July 31, 1995 and 1994, and in subsequent interim periods, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their report.

The Company has authorized Arthur Andersen LLP to respond fully to any inquiries from Ernst & Young LLP.

The Company requested Arthur Andersen LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated May 1, 1996, is filed as Exhibit 1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS              Page
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Exhibit 1   Letter from Arthur Andersen LLP               3

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         BOWMAR INSTRUMENT CORPORATION

DATED:  April 26, 1996                      By: /s/ JAMES R. EVANS
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                                               James R. Evans
                                               Chairman of the Board of
                                               Directors and President
                                               (Principal Executive Officer)